United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2008

The Laclede Group, Inc.
720 Olive Street
St. Louis, Missouri 63101
314-342-0500

______________

(Exact name of registrant as specified in its charter)
(Address of principal executive offices, including zip code)
(Registrant’s telephone number including area code)

Missouri	1-16681	74-2976504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2008, concurrent with the closing of the sale of SM&P Utility Resources, Inc. (“SM&P”), The Laclede Group, Inc. amended its $40 million line of credit with U.S. Bank, N.A. to remove SM&P as a guarantor of payment of the line of credit, to remove all references to SM&P in the line, and to update the Public Utility Holding Company Act reference.  The line of credit expires on August 4, 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 above is incorporated herein by reference.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: March 31, 2008	By:	/s/ M. D. Waltermire
M. D. Waltermire Chief Financial Officer